COMMON STOCK

NUMBER

WF

CLIFFS

CLEVELAND-CLIFFS INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 185899 10 1

SHARES

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.125 EACH OF

CLEVELAND-CLIFFS INC.

transferable on the books of the Company by the registered holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of the Company filed in the office of the Secretary of State of Ohio (copies of which are on file with the Company and with the Transfer Agent) to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Company and the signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

CLEVELAND-CLIFFS INC. CORPORATE SEAL OHIO

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

James D. Graham

SECRETARY

CLEVELAND-CLIFFS INC.

A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ALL OTHER CLASSES AND SERIES OF SHARES WHICH CLIFFS NATURAL RESOURCES INC. IS AUTHORIZED TO ISSUE WILL BE MAILED TO ANY SHAREHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT FROM SUCH SHAREHOLDER OF A WRITTEN REQUEST THEREFOR. SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF CLEVELAND-CLIFFS INC., 33RD FLOOR, 200 PUBLIC SQUARE, CLEVELAND, OHIO 44114-2315.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UTMA –	________ (Cust) Custodian ________ (Minor)
TEN ENT	– as tenants by entireties		under Uniform Transfers to Minors
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		Act ____________ (State)

Additional abbreviations may also be used though not in above list.

For value received ____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________

X ____________________________________

X ____________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.